                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                     /s/ Neil A. Armstrong
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                 /s/ Clarence P. Cazalot, Jr.
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                     /s/ Charles A. Corry
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2001.


                                                      /s/ J. Gary Cooper
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 2001.


                                                   /s/ Robert M. Hernandez
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2001.



                                                    /s/ Shirley A. Jackson
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2001.


                                                      /s/ Charles R. Lee
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                        /s/ Paul E. Lego
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2001.



                                                   /s/ John F. McGillicuddy
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                    /s/ Seth E. Schofield
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                       /s/ John W. Snow
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2001.


                                                      /s/ Thomas J. Usher
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 2001.


                                                     /s/ Paul J. Wilhelm
                                              ----------------------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of USX-Marathon Group Common Stock and USX-U.S. Steel Group Common Stock, pursuant to the USX Corporation Non-Officer Restricted Stock Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2001.


                                                    /s/ Douglas C. Yearley
                                              ----------------------------------